EXHIBIT 10.5

           INCREMENTAL TERM LOAN COMMITMENT AGREEMENT


                      BANK OF AMERICA, N.A.
                 CREDIT LYONNAIS NEW YORK BRANCH
                      KZH CYPRESSTREE-1 LLC
                          KZH ING-2 LLC
                        KZH STERLING LLC
                        KZH SOLEIL-2 LLC
                         KZH SOLEIL LLC


                                                  January 3, 2003


Vanguard Health Systems, Inc.
20 Burton Hills Boulevard
Suite 100
Nashville, TN  37215


Re:  Incremental Term Loan Commitments

Ladies and Gentlemen:

          Reference is hereby made to the Credit Agreement, dated as of July 30, 2001 (as amended, modified or supplemented from time to time, the "Credit Agreement"), among Vanguard Health Systems, Inc. (the "Borrower" or "you"), the lenders from time to time party thereto (the "Lenders"), Banc of America Securities LLC and Morgan Stanley Senior Funding, Inc., as Joint Lead Arrangers and Book Managers, Bank of America, N.A., as
Administrative Agent (in such capacity, the "Administrative Agent"), Morgan Stanley Senior Funding, Inc., as Syndication Agent and Wachovia Bank, National Association (formerly known as First Union National Bank) and General Electric Capital Corporation, as Co-Syndication Agents. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement (for this purpose, after giving effect to the First Amendment to Credit Agreement, dated October 8, 2002 (the "First Amendment") and Second Amendment to Credit Agreement dated as of December 31, 2002).

          Each Lender (each an "Incremental Term Loan Lender") party to this letter agreement (this "Agreement") hereby severally agrees to provide the Incremental Term Loan Commitment set forth opposite its name on Annex I attached hereto (for each such Incremental Term Loan Lender, its "Incremental Term Loan Commitment"). Each Incremental Term Loan Commitment provided pursuant to this Agreement shall be subject to the terms and conditions set forth in the Credit Agreement, including Section
1.13 thereof.

          Each Incremental Term Loan Lender, the Borrower and the Administrative Agent acknowledge and agree that the Incremental Term Loan Commitments provided pursuant to this Agreement shall constitute Incremental Term Loan Commitments of the respective Tranche specified in Annex I attached hereto and, upon the incurrence of Incremental Term Loans pursuant to such Incremental Term Loan Commitments, shall constitute Incremental Term Loans under such specified Tranche for all purposes of the Credit Agreement and the other Credit Documents.

          Each Incremental Term Loan Lender and the Borrower further agree that, with respect to the Incremental Term Loan Commitments provided by such Incremental Term Loan Lender pursuant to this Agreement, such Incremental Term Loan Lender shall receive such upfront fees, if any, as are specified in Annex I attached hereto, which upfront fee shall be due and payable to such Incremental Term Loan Lender upon the Agreement Effective Date (as defined below) or as otherwise specified in said Annex I.

          Each Incremental Term Loan Lender party to this Agreement (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and, to the extent applicable, to become a Lender under the
Credit Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, and (v) in the case of each lending institution organized under the laws of a jurisdiction outside the United States, attaches the applicable forms described in Section 4.04(b) of the Credit Agreement certifying as to its entitlement to a complete exemption from United States withholding taxes with respect to all payments to be made under the Credit Agreement and the other Credit Documents. Upon the date of (i) the execution of a counterpart of this Agreement by such Incremental Term Loan Lenders, the Administrative Agent, the Borrower, the Majority Lenders of each Tranche (if any) required to consent to the provision of the Incremental Term Loan Commitments to be provided pursuant to this Agreement as provided in Section 1.13(a)(ix) and 1.13(a)(x), as the case may be, of the Credit Agreement, (ii) the delivery to the Administrative Agent of a fully executed copy (including by way of counterparts and by facsimile) hereof, (iii) the payment of any fees required in connection herewith and (iv) the satisfaction of all conditions precedent set forth in Section 7 of Annex I hereto (such date, the "Agreement Effective Date"), each Incremental Term Loan Lender party hereto (i) shall be obligated to make the Incremental Term Loans provided to be made by it as provided in this Agreement on the terms, and subject to the conditions, set forth in the Credit Agreement and (ii) to the extent provided in this Agreement, shall have the rights and obligations of a Lender thereunder and under the other Credit Documents. The maximum number of drawings with respect to the Incremental Term Loan Commitments provided pursuant to this Agreement shall be as specified in Annex I attached hereto. Furthermore, any undrawn Incremental Term Loan Commitments provided pursuant to this Agreement shall expire on the date specified in Annex I attached hereto.

          The Borrower acknowledges and agrees that (i) it shall be liable for all Obligations with respect to the Incremental Term Loan Commitments provided hereby including, without limita tion, any Loans made pursuant thereto and (ii) all such Obligations (including any such Loans) shall be entitled to the benefits of the Security Documents. Attached hereto as Annex II are executed resolutions of the Borrower authorizing the incurrence of the Incremental Term Loans to be incurred pursuant to the Incremental Term Loan Commitments provided hereunder.

          Each Subsidiary Guarantor acknowledges and agrees that all Obligations with respect to the Incremental Term Loan Commitments provided hereby and any Loans made pursuant thereto shall (i) be fully guaranteed pursuant to the Subsidiaries Guaranty in accordance with the terms and provisions thereof and
(ii) be entitled to the benefits of the Security Documents, and attached hereto as Annex III are resolutions from each such Subsidiary Guarantor covering the matters set forth in preceding clauses (i) and (ii).

          The Obligations to be incurred pursuant to the Incremental Term Loan Commitments provided hereunder are permitted by, and constitute "Senior Indebtedness" and "Designated Senior Indebtedness" (or any similar terms) under (i) the Convertible Subordinated Debt and (ii) the Senior Subordinated Note Documents, and, after the issuance of any Permitted Subordinated Notes, the Permitted Senior Subordinated Note Documents, and attached hereto as Annex IV are calculations showing that such Obligations are permitted by the terms of the documentation referred to in this clause (ii).

          Attached hereto as Annex V is an opinion of Waller, Lansden, Dortch & Davis counsel to the Borrower, delivered as required pursuant to Section 1.13(b)(v) of the Credit Agreement.

          You may accept this Agreement by executing the enclosed copies in the space provided below, and returning a copy of same to us before the close of business on January 2, 2003. If you do not so accept this Agreement by such time, our Incremental Term Loan Commitments set forth in this Agreement shall be deemed cancelled.

          After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by facsimile) by the parties hereto and the effectiveness hereof in accordance with the provisions herein, this Agreement shall constitute a Credit Document and may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Credit Documents pursuant to Section 13.12 of the Credit Agreement.

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

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH
AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                              Very truly yours,

                              BANK OF AMERICA, N.A.

                              By: /s/ Kevin Wagley
			      -----------------------------------
                              Title:  Principal


                              CREDIT LYONNAIS NEW YORK BRANCH

                              By: /s/ Attila Koc
			      -----------------------------------
                              Title:  Senior Vice President


                              KZH CYPRESSTREE-1 LLC

                              By: /s/ Susan Lee
			      -----------------------------------
                              Title:  Authorized Agent


                              KZH ING-2 LLC

                              By: /s/ Susan Lee
			      -----------------------------------
                              Title:  Authorized Agent


                              KZH STERLING LLC

                              By: /s/ Susan Lee
			      -----------------------------------
                              Title:  Authorized Agent


                              KZH SOLEIL LLC

                              By: /s/ Susan Lee
			      -----------------------------------
                              Title:  Authorized Agent


                              KZH SOLEIL-2 LLC

                              By: /s/ Susan Lee
			      -----------------------------------
                              Title:  Authorized Agent

Agreed and Accepted
this 3rd day of January 2003

VANGUARD HEALTH SYSTEMS, INC.

By: /s/ Joseph D. Moore
-----------------------------------
Title:  Executive Vice President, Chief Financial Officer & Treasurer


BANK OF AMERICA, N.A.,
    as Administrative Agent

By: /s/ Kevin Wagley
-----------------------------------
Title:  Principal

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

Each Subsidiary Guarantor acknowledges and agrees to the foregoing provisions of this Incremental Term Loan Commitment Agreement, specifically including the acknowledgments and agreements made by it pursuant to the seventh paragraph of the Incremental Term Loan Commitment Agreement.

                                 VHS ACQUISITION CORPORATION
                                 VHS OUTPATIENT CLINICS, INC.
                                 VHS OF PHOENIX, INC.
                                 VHS OF ARROWHEAD, INC.
                                 PLEASANT PROPERTIES, INC.
                                 VHS OF SOUTH PHOENIX, INC.
                                 VHS IMAGING CENTERS, INC.
                                 VHS OF ANAHEIM, INC.
                                 VHS OF ORANGE COUNTY, INC.
                                 VHS HOLDING COMPANY, INC.
                                 VHS OF HUNTINGTON BEACH, INC.
                                 VHS OF ILLINOIS, INC.
                                 MACNEAL HEALTH PROVIDERS, INC.
                                 MACNEAL MANAGEMENT SERVICES,
                                  INC.
                                 MIDWEST CLAIMS PROCESSING, INC.
                                 PROS TEMPORARY STAFFING, INC.
                                 WATERMARK PHYSICIAN SERVICES,
                                  INC.
                                 VHS GENESIS LABS, INC.
                                 MACNEAL MEDICAL RECORDS, INC.
                                 VANGUARD HEALTH MANAGEMENT,
                                  INC.
                                 TRINITY MEDCARE, INC.
                                 V-II ACQUISITION CO., INC.
                                 VANGUARD HEALTH FINANCIAL
                                  COMPANY, INC.
                                 VHS OF RANCOCAS, INC.
                                 VHS PHOENIX HEALTH PLAN, INC.
                                 HOSPITAL DEVELOPMENT OF WEST
                                 PHOENIX, INC.
                                 HOSPITAL DEVELOPMENT COMPANY
                                 NUMBER 1, INC.
                                 HOSPITAL DEVELOPMENT COMPANY
                                 NUMBER 2, INC.

                                 each as a Guarantor

				 By: /s/ Joseph D. Moore
				 -----------------------------------
				 Title:  Executive Vice President, Chief
					 Financial Officer & Treasurer


                                 Duly authorized to sign on behalf of
                                 each of the foregoing entities

                                 VOLUNTEER INSURANCE LTD.

				 By: /s/ Joseph D. Moore
				 -----------------------------------
				 Title:  President


                                 VHS ACQUISITION SUBSIDIARY
                                   NUMBER 1, INC.
                                 VHS ACQUISITION SUBSIDIARY
                                   NUMBER 2, INC.
                                 VHS ACQUISITION SUBSIDIARY
                                   NUMBER 3, INC.
                                 VHS ACQUISITION SUBSIDIARY
                                   NUMBER 4, INC.
                                 VHS ACQUISITION SUBSIDIARY
                                   NUMBER 5, INC.
                                 VHS ACQUISITION SUBSIDIARY
                                   NUMBER 6, INC.
                                 VHS ACQUISITION SUBSIDIARY
                                   NUMBER 7, INC.
                                 VHS ACQUISITION SUBSIDIARY
                                   NUMBER 8, INC.
                                 VHS ACQUISITION SUBSIDIARY
                                   NUMBER 9, INC.
                                 VHS ACQUISITION SUBSIDIARY
                                   NUMBER 10, INC.
                                 VHS ACQUISITION SUBSIDIARY
                                   NUMBER 11, INC.
                                 VHS ACQUISITION SUBSIDIARY
                                   NUMBER 12, INC.,

                                 each as a Guarantor

				 By: /s/ Joseph D. Moore
				 -----------------------------------
				 Title:  Executive Vice President, Chief
					 Financial Officer & Treasurer


                                 Duly authorized to sign on behalf of
                                 each of the foregoing entities

                                 THE ANAHEIM VHS LIMITED PARTNERSHIP,
				 as a Guarantor

                                 By:  VHS of Anaheim, Inc.,
				      its General Partner

				 By: /s/ Joseph D. Moore
				 -----------------------------------
				 Title:  Executive Vice President, Chief
					 Financial Officer & Treasurer


                                 THE HUNTINGTON BEACH VHS
                                 LIMITED PARTNERSHIP, as a Guarantor

                                 By:  VHS of Huntington Beach, Inc.,
				      its General Partner

				 By: /s/ Joseph D. Moore
				 -----------------------------------
				 Title:  Executive Vice President, Chief
					 Financial Officer & Treasurer


                                 HEALTHCARE COMPLIANCE, L.L.C.,
                                 as a Guarantor

                                 By:  Vanguard Health Management, Inc.,
				      its Member

				 By: /s/ Joseph D. Moore
				 -----------------------------------
				 Title:  Executive Vice President, Chief
					 Financial Officer & Treasurer

                                 VHS SAN ANTONIO PARTNERS, L.P.,
                                 as a Guarantor

                                 By:  VHS Acquisition Subsidiary
				      Number 5, Inc.,
				      its General Partner

				 By: /s/ Joseph D. Moore
				 -----------------------------------
				 Title:  Executive Vice President, Chief
					 Financial Officer & Treasurer


                                 THE VHS ARIZONA IMAGING CENTERS
                                 LIMITED PARTNERSHIP, as a Guarantor

                                 By:  VHS Imaging Centers, Inc.,
                                      its General Partner

				 By: /s/ Joseph D. Moore
				 -----------------------------------
				 Title:  Executive Vice President, Chief
					 Financial Officer & Treasurer


                                 VHS ACQUISITION PARTNERSHIP
                                 NUMBER 1, L.P., as a Guarantor

                                 By:  VHS Acquisition Subsidiary
                                      Number 6, Inc.,
				      its General Partner

				 By: /s/ Joseph D. Moore
				 -----------------------------------
				 Title:  Executive Vice President, Chief
					 Financial Officer & Treasurer

                                 VHS ACQUISITION COMPANY NUMBER 1, LLC

                                 By: VHS Acquisition Subsidiary
                                     Number 8, Inc.,
				     its Managing Member

				 By: /s/ Joseph D. Moore
				 -----------------------------------
				 Title:  Executive Vice President, Chief
					 Financial Officer & Treasurer

									Annex I

                    TERMS AND CONDITIONS FOR
           INCREMENTAL TERM LOAN COMMITMENT AGREEMENT

1.   Incremental Term Loan Commitment Amounts (as of the
     Agreement Effective Date):

                                        	Amount of Incremental
          Name of Lender                	Term Loan Commitment
	  --------------			---------------------

          Bank of America, N.A.         	$135,620,000

          Credit Lyonnais New York Branch 	$5,000,000

          KZH ING-2 LLC                 	$2,500,000

          KZH CypressTree-1 LLC         	$2,500,000

          KZH Soleil-2 LLC              	$1,620,000

          KZH Sterling LLC              	$1,500,000

          KZH Soleil LLC                	$1,260,000

          Total                         	$150,000,000


2.   Designation of Tranche of Incremental Term Loan Commitments
     (and Incremental Term Loans to be funded thereunder): B

3.   Maturity Date: January 3, 2010 (the "Incremental Term Loan
     Maturity Date").

4.   Dates for, and amounts of, Scheduled Incremental Term Loan
     Repayments:

           Date                    Amount

     March 31, 2003     0.25%    of    the    initial
                        agreement principal amount of
                        Incremental    Term     Loans
                        hereunder

     June 30, 2003      0.25%    of    the    initial
                        agreement principal amount of
                        Incremental    Term     Loans
                        hereunder

     September 30,      0.25%    of    the    initial
     2003               agreement principal amount of
                        Incremental    Term     Loans
                        hereunder

     December 31, 2003  0.25%    of    the    initial
                        agreement principal amount of
                        Incremental    Term     Loans
                        hereunder

     March 31, 2004     0.25%    of    the    initial
                        agreement principal amount of
                        Incremental    Term     Loans
                        hereunder

     June 30, 2004      0.25%    of    the    initial
                        agreement principal amount of
                        Incremental    Term     Loans
                        hereunder

     September 30,      0.25%    of    the    initial
     2004               agreement principal amount of
                        Incremental    Term     Loans
                        hereunder

     December 31, 2004  0.25%    of    the    initial
                        agreement principal amount of
                        Incremental    Term     Loans
                        hereunder

     March 31, 2005     0.25%    of    the    initial
                        agreement principal amount of
                        Incremental    Term     Loans
                        hereunder

     June 30, 2005      0.25%    of    the    initial
                        agreement principal amount of
                        Incremental    Term     Loans
                        hereunder

     September 30,      0.25%    of    the    initial
     2005               agreement principal amount of
                        Incremental    Term     Loans
                        hereunder

     December 31, 2005  0.25%    of    the    initial
                        agreement principal amount of
                        Incremental    Term     Loans
                        hereunder

     March 31, 2006     0.25%    of    the    initial
                        agreement principal amount of
                        Incremental    Term     Loans
                        hereunder

     June 30, 2006      0.25%    of    the    initial
                        agreement principal amount of
                        Incremental    Term     Loans
                        hereunder

     September 30,      0.25%    of    the    initial
     2006               agreement principal amount of
                        Incremental    Term     Loans
                        hereunder

     December 31, 2006  0.25%    of    the    initial
                        agreement principal amount of
                        Incremental    Term     Loans
                        hereunder

     March 31, 2007     0.25%    of    the    initial
                        agreement principal amount of
                        Incremental    Term     Loans
                        hereunder

     June 30, 2007      0.25%    of    the    initial
                        agreement principal amount of
                        Incremental    Term     Loans
                        hereunder

     September 30,      0.25%    of    the    initial
     2007               agreement principal amount of
                        Incremental    Term     Loans
                        hereunder

     December 31, 2007  0.25%    of    the    initial
                        agreement principal amount of
                        Incremental    Term     Loans
                        hereunder

     March 31, 2008     0.25%    of    the    initial
                        agreement principal amount of
                        Incremental    Term     Loans
                        hereunder

     June 30, 2008      0.25%    of    the    initial
                        agreement principal amount of
                        Incremental    Term     Loans
                        hereunder

     September 30,      0.25%    of    the    initial
     2008               agreement principal amount of
                        Incremental    Term     Loans
                        hereunder

     December 31, 2008  0.25%    of    the    initial
                        agreement principal amount of
                        Incremental    Term     Loans
                        hereunder

     March 31, 2009     23.5%    of    the    initial
                        aggregate principal amount of
                        Incremental    Term     Loans
                        hereunder

     June 30, 2009      23.5%    of    the    initial
                        aggregate principal amount of
                        Incremental    Term     Loans
                        hereunder

     September 30,      23.5%    of    the    initial
     2009               aggregate principal amount of
                        Incremental    Term     Loans
                        hereunder

     Incremental Term   23.5%    of    the    initial
     Loan Maturity      aggregate principal amount of
     Date               Incremental    Term     Loans
                        hereunder

5. Rules for application of voluntary and mandatory prepayments:

          As provided in Sections 4.01(a)(vi)(A) and 4.02(h)(iv)(A), as the case may be, i.e., (1) first, to reduce the Scheduled Incremental Term Loan Repayments which will become due within twelve months after the date of such prepayment in direct order of maturity of the dates of such Scheduled Incremental Term Loan Repayments and (2) second, to the extent in excess of the amount required to be applied as provided in the preceding clause (1), to reduce the then remaining Scheduled Incremental Term Loan Repayments on a pro rata basis (based on the then remaining principal amounts of such Scheduled Incremental Term Loan Repayments).

6.   Interest Rates:

          Applicable   Margin  for  Incremental  B   Term   Loans
          maintained  as (i) Base Rate Loans shall be  3.25%  and
          (ii) Eurodollar Loans shall be 4.25%.

          It is understood and agreed that prior to the earlier of (i) the 90th day following the incurrence of the Incremental Term Loans hereunder and (ii) the date upon which the Administrative Agent shall determine in its sole discretion that the primary syndication of the Incremental Term Loans has been completed, Incremental Term Loans maintained as Eurodollar Loans may only be incurred having (x) one week Interest Periods, each of which shall begin and end on the same day of the week, or (y) any otherwise allowed Interest Period (pursuant to Section 1.09 of the Credit Agreement) so long as the Borrower pays any breakage costs incurred by any Lender in connection with such primary syndication.

7.   Other Conditions:

               (a)  The structure and all terms of, and the
 	    documentation for, each component of the BHS
 	    Acquisition shall be as set forth in the BHS Acquisition Agreement (as defined in Section I.1 of the First
 	    Amendment) and the documentation related thereto, in each case delivered on October 7, 2002 to the Lenders and the Incremental Term Loan Lenders party to the Incremental Term Loan Commitment Agreement to which this Annex I is attached, with such amendments, modifications or waivers thereto as may be agreed to by the Administrative Agent or the Required Lenders (for this purpose determined including each Lender's Revolving Loan Commitments as well as such Lender's Incremental Term Loan Commitments and Incremental Term Loans (the "Aggregate Required Lenders")) and such documentation shall be in full force andeffect. The BHS Acquisition shall have been consummated in accordance with the respective documentation therefore in all material respects and in accordance with all applicable laws.

               (b) After giving effect to the BHS Acquisition and financings incurred in connection therewith, the Borrower and its Subsidiaries will have no outstanding Indebtedness or preferred stock other than:
 	    (w) the PIK Preferred Stock, (x) the BHS PIK Preferred Stock, (y) Indebtedness outstanding under the Credit Agreement and (z) Indebtedness outstanding as permitted pursuant to Section 9.04 of the Credit Agreement on the Agreement Effective Date.

               (c) The Borrower shall have received cash proceeds in an amount equal to at least $50,000,000 from either the MSCP Group or management or both in consideration of common equity issued by the Borrower to them.

               (d) The Borrower shall have issued to the seller of BHS the Convertible Subordinated Debt, and each of the Convertible Subordinated Debt Documents shall be in the form delivered on October 7, 2002 to the Lenders and the Incremental Term Loan Lenders party to the Incremental Term Loan Commitment Agreement to which this Annex I is attached, with such amendments, modifications or waivers thereto as may be agreed to by the Administrative Agent or the Aggregate Required Lenders.

	        (e) VHS Acquisition Subsidiary Number 5, Inc. shall have issued 19.9% of its capital stock to the seller of BHS and the documentation related thereto shall be in the form delivered on October 7, 2002 to the Lenders and the Incremental Term Loan Lenders party to the Incremental Term Loan Commitment Agreement to which this Annex I is attached, with such amendments, modifications or waivers thereto as may be agreed to by the Administrative Agent or the Aggregate Required Lenders.

	        (f) The Borrower shall have utilized approximately $45,000,000 of its cash on hand (subject to adjustments to such amount in connection with Special Capital
 	    Expenditures (as defined below) and any purchase price adjustment in connection with the BHS Acquisition) to finance, in part, the BHS Acquisition and to pay fees and expenses in connection therewith prior to the utilization of the Incremental Term Loans to be incurred pursuant to the Incremental Term Loan Commitment Agreement to which this Annex I is attached for such purpose. No Loans other than the Incremental Term Loans to be incurred pursuant to the Incremental Term Loan Commitment Agreement to which this Annex I is attached shall be incurred to finance any part of the BHS Acquisition or to pay any fees or expenses in connection therewith. For the purposes of this Section 7, the term "Special Capital Expenditures" shall mean both (i) BHS' cost of Capital Expenditures made after July 15, 2002 and prior to the Agreement Effective Date, in an amount not to exceed $3,500,000, in connection with making those repairs related to life and safety issues which state regulators have requested that BHS make as soon as practicable and (ii) BHS' cost of other non-routine capital expenditures made after July 15, 2002 that are approved in writing by both BHS and Borrower.

	        (g) All necessary governmental (domestic and foreign) and third party approvals and/or consents required in connection with the transactions contemplated by the BHS Acquisition and otherwise referred to in the First

	    Amendment shall have been obtained and
	    remain in effect. Additionally, there shall not exist any judgment, order, injunction or other restraint prohibiting or imposing materially adverse conditions upon the BHS
 	    Acquisition or the transactions contemplated by the Incremental Term Loan Commitment Agreement to which this Annex I is attached.

	        (h)  No litigation by any entity (private or
 	    governmental) shall be pending or threatened with respect to the BHS Acquisition, the Incremental Term Loans to be incurred pursuant to the Incremental Term Loan Commitment Agreement to which this Annex I is attached or the Credit Agreement or any documentation executed in connection therewith, or could reasonably be expected to have a material adverse effect on the business, property, assets, liabilities (actual or contingent), operations or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole.

	        (i) The Administrative Agent shall have received legal opinions from counsel, and covering matters, acceptable to the Administrative Agent. None of the Incremental Term Loans to be incurred pursuant to the Incremental Term Loan Commitment Agreement to which this Annex I is attached or any other financing to the Borrower (and neither the guaranties thereof nor the security thereof) shall cause a violation or breach of any agreement relating to any existing Indebtedness of the Borrower or any of its Subsidiaries (including, without limitation, the Senior Subordinated Notes and the Convertible Subordinated Debt), or any other material contract, of the Borrower or any of its Subsidiaries.

	        (j) All costs, fees, expenses (including, without limitation, legal fees and expenses) and other compensation contemplated by the First Amendment and the Incremental Term Loan Commitment Agreement to which this Annex I is attached, payable to the Lender and the Administrative Agent shall have been paid to the extent due.

	        (k) The existing and new Subsidiary Guarantors shall have executed and delivered (or acknowledged) the Subsidiaries Guaranty. Each new Subsidiary Guarantor which is required to execute a counterpart of the Subsidiaries Guaranty shall be required to sign a counterpart of each of the Security Documents and, to the extent required, enter into Mortgages, and thereby provide a security interest in all of the Collateral owned by each such new Subsidiary Guarantor to secure all Obligations (including the Incremental Term Loans) owed by each such new
 	    Subsidiary Guarantor under the Credit Documents to which it is a party.

	        (l) The shareholders of the VHS Acquisition Subsidiary Number 5, Inc. shall have executed a Shareholders Agreement which shall provide that VHS Acquisition Subsidiary Number 5, Inc. may take any action required by the Credit Agreement including, without limitation, becoming a party to the Subsidiaries Guaranty and the Security Documents, which Shareholders Agreement shall be in the form delivered on October 7, 2002 to the Lenders and the Incremental Term
 	    Loan Lenders party to the Incremental Term Loan Commitment
 	    Agreement to

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	    which this Annex I is attached, with such amendments,
 	    modifications or waivers thereto as may be agreed to by the Administrative Agent or the Aggregate Required
 	    Lenders.

	       (m) The Borrower shall have issued to the seller of BHS the BHS PIK Preferred Stock, and the BHS PIK Preferred Stock Document shall be in the form delivered on October 7, 2002 to the Lenders and the Incremental Term Loan Lenders party to the Incremental Term Loan Commitment Agreement to which this Annex I is attached, with such amendments, modifications or waivers thereto as may be agreed to by the Administrative Agent or the Aggregate Required Lenders.

	        (n) The Lenders shall have received from the chief financial officer of the Borrower a solvency certificate, in form of Exhibit L to the Credit Agreement.

		  (o) The Required Lenders (for this purpose excluding any Lender's Incremental Term Loans and Incremental Term Loan Commitments provided pursuant to the Incremental Term Loan Commitment Agreement to which this Annex I is attached) shall have executed and delivered the First Amendment.

		  (p)  The Borrower shall be in compliance with each of
 	    Section 9.08 and 9.09 of the Credit Agreement (after giving effect to the First Amendment), with the calculations necessary to determine such compliance to be made on a Pro Forma Basis after giving effect to the BHS Acquisition, the incurrence of the Incremental Term Loans pursuant to the Incremental Term Loan Commitment Agreement to which this Annex I is attached and all other transactions consummated in connection therewith, and the Borrower shall have delivered to the Administrative Agent and each Lender (including, for this purpose each Incremental Term Loan Lender) an officer's certificate from the Chief FinancialOfficer of the Borrower certifying as to the matters above and setting forth in reasonable detail the calculations necessary to certify to such matters.

		  (q) All representations and warranties contained in the Credit Agreement and the other Credit Documents shall be true and correct in all material respects as of the Agreement Effective Date (although any representations and warranties which specifically relate to a given date or period shall be true and correct in all material respects as of the respective date or for the respective period, as the case may
 	    be).

		  (r) No Default or Event of Default shall exist and be continuing on the Agreement Effective Date.

8.   Maximum  Number  of Drawings permitted with respect to the
     Incremental Term Loan Commitments provided pursuant to the
     Incremental Term Loan Commitment Agreement to which this Annex I
     is attached:   1

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

9.   Expiration date of any undrawn Incremental Term Loan
     Commitments provided pursuant to the Incremental Term Loan Commitment Agreement pursuant to which this Annex 1 is attached:
     5:30 pm (EST) February 3, 2003, or, if earlier, the termination of that certain Purchase and Sale Agreement, dated as of October 8, 2002, among the Borrower, VHS San Antonio Partners, L.P. and the Baptist Health System.

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